                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): November 16, 1998


                                   EAGLEMARK, INC.
                (Exact name of registrant as specified in its charter)



         Nevada                         333-21793               88-0292891

(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                    Identification Number)

       4150 Technology Way
       Carson City, Nevada                                      89706
(Address of principal executive offices)                    (Zip Code)

                                    (702) 885-1200
                 (Registrant's telephone number, including area code)


                                    Not Applicable
            (Former name or former address, if changed since last report.)

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ITEM 5.        OTHER EVENTS

     The registrant is filing a term sheet relating to the Harley-Davidson Eaglemark Motorcycle Trust 1998-3 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)     Financial Statements:  None

  (b)     Pro Forma Financial Information:  None

  (c)     Exhibits:

EXHIBIT NO                      DOCUMENT
-----------                     --------
  20                            Term Sheet


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EAGLEMARK, INC.



                              By: /s/ Perry A. Glassgow
                                  ---------------------
                                  Perry A. Glassgow
                                  Treasurer




November 16, 1998


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                                    EXHIBIT INDEX


EXHIBIT NO.                          DOCUMENT                          PAGE
-----------                          --------                          -----
   20                                Term Sheet                          1